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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2000

Xcel Energy Inc.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

1-3034 (Commission File Number)	41-0448030 (IRS Employer Identification No.)
800 Nicollet Mall, Mpls, MN (Address of principal executive offices)	55420 (Zip Code)

Registrant's telephone number, including area code 612-330-5500

Northern States Power Company
(Former name or former address, if changed since last report)

Item 5.  Other Events

    On Oct. 25, 2000, Xcel Energy Inc. released earnings for the third quarter of 2000. Additional information is contained in the investor release attached as Exhibit 99.01.

Item 7.  Financial Statements and Exhibits

(c) EXHIBITS

Exhibit No.	Description
99.01	Investor Release dated October, 25, 2000

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCEL ENERGY INC. (A MINNESOTA CORPORATION)
By:	/s/ Edward J. McIntyre Vice President and Chief Financial Officer

October 25, 2000

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURES